UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2010

DELTA AIR LINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (404) 715-2600

Registrant’s Web site address:    www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Prior to the merger of Northwest Airlines, Inc. (“Northwest Airlines”) into Delta Air Lines, Inc. (“Delta”) on December 31, 2009, Northwest Airlines and Delta sponsored separate benefit plans for their respective employees.

In July 2010, the administration, recordkeeping and trustee services of certain Northwest Airlines benefit plans will transition to a new service provider.  This transition will include the transfer of assets from the applicable Northwest Airlines benefit plans to the corresponding Delta plans.  The Northwest Airlines plans covered by these actions are:  (i) Northwest Airlines Retirement Savings Plan for Salaried Employees, (ii) Northwest Airlines Retirement Savings Plan for Contract Employees, (iii) Former Northwest Airlines Retirement Savings Plan for Pilot Employees and (iv) Former Northwest Airlines Money Purchase Plan for Pilot Employees (collectively, the “Plans”).

As a result of this transition, participants and beneficiaries of the Plans will be temporarily unable to effect certain transactions under the Plans for a period that will begin at 4:00 p.m. Eastern time on June 28, 2010 and is expected to end on July 12, 2010, but could be delayed until later that week (the “Blackout Period”).

On June 11, 2010, Delta provided a notice to its directors and executive officers informing them of the Blackout Period pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR under the Securities Exchange Act of 1934. The notice advises Delta’s directors and executive officers of the trading restrictions that will apply to them during the Blackout Period.  A copy of the notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

During the Blackout Period and for a period of two years after the ending date of the Blackout Period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the Blackout Period by contacting Leslie P. Klemperer, Corporate Secretary, 1030 Delta Boulevard, Atlanta, GA 30354, or at 404-715-2476.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits

Exhibit 99.1	Notice of Blackout Period to Directors and Executive Officers of Delta Air Lines, Inc., dated June 11, 2010.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

	By:	/s/ Leslie P. Klemperer
Leslie P. Klemperer
Date: June 11, 2010		Vice President—Deputy General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Notice of Blackout Period to Directors and Executive Officers of Delta Air Lines, Inc., dated June 11, 2010